Innovating Specialty Pharma

Antares Pharma, Inc.

Amex: AIS www.antarespharma.com

Annual Meeting

April 28, 2005

©2005 Confidential

Safe Harbor Statement

This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of Antares Pharma, constitute forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third-party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2003. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update any forward-looking information contained in this presentation.

©2005 Confidential

Jack Stover:

Overview

Products, Platforms and Pipelines Alliances and Partnerships Financial Overview Team Accomplishments and Goals Summary

©2005 Confidential

Overview

©2005 Confidential

Antares Pharma Positioning

“Innovating Specialty Pharma”

Antares Pharma, Inc., is a specialty pharmaceutical company focused on leveraging multiple drug delivery platforms to add value to existing drugs and to create new products for its customers

©2005 Confidential

Specialty Pharma Market

Overall Performance

Specialty pharmaceutical companies $29 billion

27.5% -a

Total Rx Market

14% $207 billion

? 9.8% -a a- Average annual growth from 2000-2003

Source: Kline and Company, presentation at Drug Chemical & Associated Technologies, March 15, 2005

©2005 Confidential

Business Model

Market Drivers

Cost of (NCE) product development Failure rates (per phase) Duration of program (per phase) Lack of NCE approvals

Lack of newness creates opportunity for drug delivery companies to use technologies

Unique business opportunity

Consolidation of big pharma companies and blockbuster focus make smaller products available

Rise in patent expirations and cost controls benefit generic companies

©2005 Confidential

Antares Pharma’s Genesis

Technology Development

Gels Fast-Melt Devices

Platforms

Partner Licensing

Solvay – HRT gels BioSante – FSD gels/HRT Lilly – Needle-free injectors Ferring – Protein delivery JCR – Protein delivery

Specialty Pharma

Continue to support partnerships Invest (with confidence) in own validated products Be opportunistic File in new territories Expand fields of use Develop own proprietary products

Narrow Focus

Proof of Concept

Validation

(Single digit royalty)

Commercial Expansion

(Double digit royalties)

Extraordinary Returns

©2005 Confidential

Taking Control of Our Own Destiny

We are:

A specialty pharmaceutical company

Developing a family of “lifestyle products” based upon our next generation drug delivery technologies Targeting large and growing markets and controlling development Leveraging niches for our own products Driving to extraordinary returns

©2005 Confidential

History

Merger of Medi-Ject (MN) and Permatec (SW) in 2001 Organized by Chairman J. Gonella – Jago Pharma Three physical locations

– Headquarters – Exton PA

– Pharma Development – Basel, SW

– Devices – Minneapolis, MN

28 employees

GMP approved facility in Switzerland for gels Prototype modeling in Minneapolis

29 patents issued with more than 100 applications pending in U.S. and other countries

©2005 Confidential

Products, Platforms and Pipelines

©2005 Confidential

Technology Platforms

Transdermal Drug Delivery Technologies

Fast-Melt Tablet Technology

Injection Device Technologies

Advanced Transdermal Delivery (ATD™) Gel Technology

Systemic

Local

ATD™ Single Gels

ATD™ Combination Gels

Topical Delivery Technology

Easy Tec™ Oral Dissolve Tablets

Mini-Needle Disposable Injectors (AJ Platform) Vibex™ Needle-Free Reusable Injectors (MJ Platform) Medi-Jector VISION® and Valeo™

Vaccine Intradermal Injectors

©2005 Confidential

Transdermal Drug Delivery

ATD™ (Advanced Transdermal Delivery) Gels

Enabling technology – drug residence time flexibility in skin (formulation excipients) Patented formulation with BE validated Controlled delivery systemically, locally and topically Successfully developed, marketed and partnered Creates sub-dermal reservoir for systemic delivery over 24 hours Applicable to wide range of APIs Benefits versus transdermal patches: low irritation, versatility & elegance

©2005 Confidential

Competitive Positioning
Gels

	Antares Pharma ATD™ Gels	NexMed NexACT	Cellegy Nitroglycerine oxide	Bentley CPE-215®	Novavax Micellar Nanoparticles /Novasomes ®
Accuracy of Dose	Unit-dose sachet or metered pump	Information not available	Metered dosing system	Alu Tubes	Metered dose pump
Cosmetic Quality	Gel with High – transparent, nonstaining, quickly absorbed, low irritation	Cream biocompatible to the skin	Non-greasy, non-straining, well tolerated	Gel a little greasy with some smell	Low irritation, similar to creams/lotions
Delivery	Systemic, Topical, Local	Topical, Local	Systemic	Intranasal, Topical, Oral	Transdermal, Topical
Intellectual Property	Patented	Patented	Patented	Patented	Patented
Applications	OAB, HT, pain, other	ED, FSAD, other	Anorectal pain, HSDD, contraception	Hypogonadism	HT – estrogen & testosterone
Therapeutic Levels	Similar to or higher than patches	Not systemic	Systemic levels	Systemic levels	Systemic levels
Other	More than one active, adjustable concentration, flexibility of formulation	Proprietary enhancer that can be formulated with creams, gels, sprays, ointments, lotions, etc.	Ointment and gels under development	Proprietary skin enhancers	Emulsion lotions with low permeation efficacy
Alliances	BioSante, Solvay	Schering AG, CJ Corporation	ProStrakan, USAID, NICHD, other governmental agencies	Auxilium, Perrigo	NIH, Ferndale Laboratories

antares pharma

Green = Advantage

©2005 Confidential

Gel Portfolio

AP-1034 OAB Phase II

AP-1081 Contraceptive Preclinical

Estradiol Gel Hot flashes Complete Phase III

Testosterone Gel FSD Phase II

E2/NETA HT Phase II

NSAID Gel Pain Preclinical /

ibuprofen marketed

©2005 Confidential

IND Filed for AP-1034 Gel for Treatment of Overactive Bladder Syndrome (OAB)

Antares Pharma’s lead gel product; currently maintains worldwide rights Market estimated to be over $2b by 2005 and projected to grow to over $11b Estimated to affect 16 -18% of mature adults in U.S. (19m) and Europe with higher percentages reported in Asia Gels preferred to the patch due to less irritancy, dosing flexibility and reductions in side effects “Freedom to operate” in complex patent field Positive FDA pre-IND meeting / IND filed March 2005

– 505(b)(2) pathway verified

– Single study Phase III confirmed

Expect to be in Phase III around year end Competitors have significant side effects

©2005 Confidential

AP-1034 Gel – Competitive Analysis

Products in Marketplace Market Share Est. Size

– Detrol/Detrol LA (Pfizer) 69% $900m

– Ditropan XL (J&J) 29% $400m

– Oxytrol Patch (Watson) 2% $40m

Products in Pipeline Dry Mouth Constipation

– Vesicare (Yamanouchi) 5mg 10.9%/10mg 27.6% 5mg 5.4%/10mg 13.4%

– Enablex (Novartis) 7.5mg 20%/15mg 35% 7.5mg 15%/15 mg 21%

– Sanctura (Indevus) 20 mg 20% 20mg 10%

Antares oxybutynin gel targets <10% dry mouth <4% constipation with significant lower skin irritation than patches (<5%)

©2005 Confidential

AP-1081 Contraceptive ATD™ Gels

New delivery routes and convenience are differentiators April 2005 – Announced successful formulation of norelgestromin and ethinyl estradiol (EE) Leverages Antares’ experience in hormones Based on ORTHO EVRA® actives Large market opportunity over $2 billion in U.S. Minimizes systemic drug peaks and troughs as well as hepatic metabolism Avoids skin irritation and cosmetic issues of patches Second consecutive gel product for Antares outside of HT market

©2005 Confidential

Estradiol ATD™ Gel (?) Phase III Results Announced

“Well positioned to compete in $2.5 billion U.S. hormone therapy market”

Treat moderate to severe hot flashes and vaginal atrophy Gels for HT regaining acceptance with baby boomers Phase III trials in U.S. and Canada (randomized, 12-week, double-blind, placebo-controlled) completed with 483 patients Study included three doses to maximize safety by LED NDA filing expected 3Q 2005 Antares currently retains rights to develop and market in ROW European filings by Antares Pharma expected early 2006

©2005 Confidential

Testosterone ATD™ Gel (?)

Female Sexual Dysfunction Therapy

“…transdermal gel technologies …are considered to be a significant advancement over passive patches” Frost and Sullivan, 2003.

Currently no Rx product available

Recent estimate of U.S.market potential of $2.0 billion Following P&G (Intrinsa™) $100 million to launch

Will receive milestones and royalties on N.A. sales and access to BioSante’s data for use outside of N.A.

European market believed to be as large as U.S. market

Positive Phase II results in U.S. in 46 hysterectomized women reporting 238% increase in frequency of sexual activity; good safety profile Phase III and clinical design being discussed with FDA

©2005 Confidential

FDA Review Perspective on Intrinsa™

Panel voted 14 to 3 that Intrinsa™ provides “a clinically meaningful benefit” However, Panel voted unanimously against approval due to unresolved long term safety Several Panel members expressed support if able to show positive results in two additional Phase III studies:

– First study (in nonhysterectomized women) has been completed

– Second study (3-year safety) near completion P&G took off line with FDA – awaiting resolution LibiGel™ efficacy data so far appears superior to Intrinsa™ Delays suggested as months, not years; may be beneficial for LibiGel™(Rich Watson, analyst for William Blair) P&G developing EMEA submission for Europe

©2005 Confidential

E2/NETA Combination Gel for HT

Partnered with Solvay Pharmaceuticals (who grew Androgel® to over $500m) Leverages Antares Pharma’s unique ability to deliver two APIs in same gel for hormone therapy Combi delivery “next big thing” in drug delivery Phase I trials complete Clinical protocol for Phase III expected to be confirmed with FDA shortly

©2005 Confidential

NSAID ATD™ Gels

Ibuprofen / Other Compounds

Treatment of mild to moderate inflammatory and localized pain symptoms Ibuprofen successfully licensed and marketed in 11 countries (U.S., Canada and Japan are currently open) New potentially large market opportunity with Cox2 inhibitor post-market clinical results (Vioxx®, Celebrex®) Minimizes gastrointestinal and initial liver metabolism in low dose formula Opportunity to leverage multiple actives in same gel Evaluating data to present to FDA and Canadian authorities

©2005 Confidential

Transdermal Delivery Market

US$ (Billions)

35 30 25 20 15 10 5 0 $12.7 $31.5

2005 2015

Source: Jain PharmaBiotech – April 2005

©2005 Confidential

Gel Pipeline



Formulation Development
Preclinical Testing
Clinical Phase I / II
Clinical Phase III
Regulatory Submission
Commer-cialization
License status
Estradiol ATD™ Gel (hot flashes and vaginal atrophy hormone therapy)
NA - BioSante
Estradiol + Progestin ATD™ Gel (E2/NETA) (hormone therapy)
NA & EU – Solvay / BioSante
Testosterone ATD™ Gel for Women (female sexual dysfunction)
NA - BioSante
Testosterone ATD™ Gel for Men (hypogonadism, sexual dysfunction)
DC1
AP-1034 (oxybutynin) ATD™ gel
AP-1081 Contraceptive ATD™ gel
Ibuprofen gel (pain, inflammation)
Licensed in 11 countries (not US, Canada or Japan)
NSAID ATD™ Gel (pain, inflammation)
NA = North America
EU = Europe

©2005 CONFIDENTIAL

Easy Tec™ – Fast-Melt ODT Technology

Growing market

Rapidly dissolves in mouth / patient friendly CNS, pain, allergy, obesity Conventional manufacturing / packaging Low moisture sensitivity Patents issued in U.S. and Europe $1.0 billion market growing at 20% per year Formulating ANDA strategy for approval Internal pipeline to target large and niche markets Fast-Melt ODT Tablets

Low cost to achieve commercialization

©2005 Confidential

First Easy Tec™ ODT Product

Developed NSAID in field of arthritic pain

Use not associated with an increase in more serious side effects of coxib use Large and growing product opportunity without current ODT

ANDA pathway confirmed Bioequivalence determined

Pre-IND/IND documentation underway

©2005 Confidential

Competitive Position
Oral Disintegrating Technologies

	Antares Pharma Easy Tec™	Eurand AdvaTab, Microcaps	CIMA OraSolv/DuraSolv	Cardinal Zydis	Yamanouchi Wowtab
GRAS	**Yes**	Yes	Yes	Yes	Yes
Disintegration time	**15-30 sec**	15-30 sec	5-45 sec	2-10 sec	5-45 sec
Drug Loading	**2 – 500 mg**	Higher due to surface lubrication	Medium dose	Low dosage	Information not available
Strength/Stability	**Medium hardness**	Hard and durable, 30-40% stronger than conventional tablets	Lightly compressed, avoid exposure to moisture or humidity	Lightweight, fragile, poor stability at high temp/humidity	Significant hardness, avoid exposure to moisture or humidity
Manufacturing Process	**Direct compression – conventional equipment**	External lubrication	Effervescent technology	Freeze dried - expensive	Wet granulation
Packaging	**Blister sufficient to prevent moisture**	Conventional bottle or blister packaging	Special foil packs / Traditional blister or vial	Foil	Conventional bottle or blister packaging
Taste Masking	**Customized**	Microcaps™ coacervation	Effervescent	Excipients	Proprietary
Other	**Compatible with other taste masking technology**	May be combined with Microcaps™ for improved taste masking and palatability	DuraSolv not compatible with higher doses of active ingredients	First to market	Superior mouth feel

Green = Advantage

antares pharma

©2005 Confidential

Vibex™ Injection Devices Disposable Mini-Needle Injectors

Proprietary and cost effective Under development for 5+ years

Large market opportunities – New biotech and existing self-injected drugs Important advantages – Consistent SC delivery avoids IM risk

– Quick injection avoids incomplete injection Patient preference – Up to 84% preference vs. pen injectors

– Less pain than other needle-based devices

Hidden needle, shield locks after use for disposal Incorporates common pre-filled glass syringes Exclusive license agreements under negotiation Internal product pipeline also

Medi-Jector Vibex™ (AJ1)

©2005 Confidential

Competitive Position

Vibex™ vs. Disposable Single-Use Auto Injectors

	Antares Pharma AJ3/AJ4	OwenMumford Snapdragon	The Medical House Auto Safety Injector	Innoject Auto Injector
Safety Mechanism / Retraction of Needle	**Yes**	Yes	Yes	Yes
"Never see the needle"	**Yes**	Yes	Yes	Yes
Pre-Filled	**Yes – Hypak PFS**	Yes – Hypak PFS	Yes – Hypak PFS	Yes – Unknown PFS (Can be hand filled)
Intellectual Property	**Patents – mini-needle (4 issued, 3 pending)**	Patented – long needle system	Patented – long needle system	Patented – long needle system
Ease of Use	**2 steps**	3 steps	2 steps	3 steps
Intended Delivery (mini-needle ensures SC delivery, others do not)	**SC**	SC	SC	SC
Speed of Injection (fast injection avoids early withdrawal, incomplete shot)	**2 sec for 1 ml**	7-10 sec for 1 ml	"short injection duration"	Unknown
Dose	**Fixed Up to 1.0 ml**	Fixed & Variable Up to 1.0 ml	fixed or variable Up to 1.0 ml	Fixed (variable with hand fill) Up to 1.0 ml

antares pharma

Green = Advantage

©2005 Confidential

Valeo™ / Vision® Injection Devices Reusable Needle-Free Technology

High-pressure stream of fluid penetrates skin SC delivery Targeted to growing protein and macromolecule markets (e.g., insulin, hGh, FSH, EPO, GCSF) Currently marketed in insulin field

– Wal-Mart approved as vendor (2004

Currently marketed in hGH field by partners

– Ferring (Europe); JCR (Japan); SciGen (Asia)

– New U.S. markets

Next generation licensed to Lilly diabetes / obesity fields plus option

©2005 Confidential

Valeo™ / Vision® Marketing Plan

Re-launch in 2Q 2005

– Product

Most advanced needle-free product in the category

– Place

Developing distribution channels

Adding new vendor sites (e.g., Wal-Mart, Amazon.com, Kroger)

– Price

Price sensitivity confirmed

Completed Medical reimbursement plan

– Promotion

Strengthen message to consumers and healthcare professionals

Revise patient website

Support MD evaluation and symposiums

©2005 Confidential

Valeo™ / Vision® Competitive Position

	Antares Pharma VISION®	Bioject Vitajet™ 3 (cool.click™)	Bioject B-2000	The Medical House mhi-500
Minimum/Maximum Dosage	0.02-0.50 ml	0.02-0.50 ml	Up to 1.0 ml	0.02-0.50 ml
Maintenance Required	No	No	Recommended q. 18 mos	No
Power Source	Spring	Spring	CO2	Spring
Size/Weight	6 in / 4.6 oz	6.125 in / 5.6 oz	8.5 in / 20.5 oz	Unknown
Warranty	Two Years	One Year	One Year	One Year
Syringe Use	One week	One week (difficult – two parts to assemble)	10-15 injections per cartridge	One week
Sharps Disposal Issues	None	None	None	None
Injection Depth	Subcutaneous	Subcutaneous	Subcutaneous & Intramuscular	Subcutaneous
Application	Insulin & hGH	Insulin & hGH	Healthcare settings	Insulin & hGH
Price	Approx $300	$250	500+	Unknown

antares pharma

Green = Advantage

©2005 Confidential

Valeo™ Needle-Free Injection Device Lilly / Insulin

Global insulin competing market via innovations in delivery technology

Publications suggest 4/5 prefer “needle-free” when given a choice

Market growth opportunities: early conversion from oral hypoglycemics, improved compliance, increased use of insulin with current users, proprietary competitive position vs. generics

Worldwide diabetic population – 150m (300m by 2025)

Worldwide insulin-using diabetics – approximately 11 million

U.S. diabetic population – 17 million

U.S. insulin-using diabetics – 4 million

Lilly’s U.S. market for insulin – approximately $1.0b (70%)

©2005 Confidential

Estimated Needle-Free Injection Sales

(in Millions)

450 400 350 300 250 200 150 100 50 0 $425 $195 $230 $10.3 all other 46%

Insulin 54%

2002

2007

Source: Greystone Associates,

Needle-free Injection, June 2003

©2005 Confidential

Device Pipeline


Concept
Prototype for Clinical Evaluation
Design Finalization
Regulatory Submission
Commer-cialization
Vision® for Insulin (needle-free injector)
Antares
Vision® for hGH (needle-free injector)
Ferring – Europe, U.S. ; JCR – Japan – launch late 2004;
SciGen – Asia Pacific regions
Valeo™ for Insulin MJ8 / Lilly (next generation needle-free injector)
Lilly –(plus Obesity)
Vibex™ Platforms (mini-needle injectors)
AJ3 (short prefill)
AJ4 (long prefill)
AJID (vaccines)
Proprietary AJ products

©2005 CONFIDENTIAL

Alliances and Partnerships

©2005 Confidential

Corporate Partners

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Financial Overview

©2005 Confidential

Antares Pharma – Financial Summary

AMEX Symbol AIS

Average daily volume (30 day)* 202,000

52-week range* $0.60 - $1.84

Market Cap* $50 m

Shares outstanding 40 m

Fully diluted shares outstanding 63 m

Approx. diluted shares “in the money” 48 m

2004 Revenue $2.7 m

Cash & cash equivalents at 12/31/2004 $9.6 m

Debt None

* as of 03/21/2005

©2005 Confidential

Financial Summary

Key Statement of Operations Items

(Millions) 2004 2005

Total Revenue $2.7 $3.8

Total Margin 1.4 1.8

Margin        % 50% 47%

Operating Expense 9.7 10.4

Operating Loss (8.4) (8.6)

Other Income (Expense) 0.026 (24.2)

Net Loss (8.3) (32.8)

Net Loss per Common Share ($0.23) ($2.18)

Average monthly cash burn $0.638 $0.328

©2005 Confidential

Financial Summary Key Balance Sheet Items

(Millions) 2004 2005

Cash $9.6 $1.9

Accounts Receivable 0.3 0.5

Current Assets 10.1 2.7

Total Assets $13.2 $5.9

Deferred Revenue $3.9 $4.4

Shareholder Equity 8.2 0.3

All Liabilities & Equity $13.2 $5.9

©2005 Confidential

Team

©2005 Confidential

Management

- **Jack E. Stover** – management and financial experience with Sicor, Gynetics, B. Braun, PWC
- **Dr. Dario Carrara** – strong technical background in formulations sector with Permatec and Laboratorios Beta
- **Dr. Peter Sadowski** –technical product and device development experience with GalaGen, American Biosystems, and Molecular Genetics
- **James Hattersley** – strong pharmaceutical industry relationships and business development experience with Eurand, Anesta, JAGO Pharma AG
- **Lawrence M. Christian** – extensive financial experience including finance director at 3M and APC Industries, Inc.
- **Mike Kasprick** –business development, marketing and sales experience with Urohealth Systems/Dacomed, Pillsbury and Pepsi-Cola Bottling

antares pharma

©2005 Confidential

Board of Directors

Dr. Jacques Gonella – founder of Antares Pharma; founder of JG Consulting; founder of Permatec; founder of JAGO Pharma AG Anton Gueth – founder and president of Gueth Consulting; Eli Lilly and Company Dr. Rajesh C. Shrotriya – Chairman,CEO and President of Spectrum Pharmaceuticals, Inc.; SuperGen, Inc.; MGI Pharma, Inc.; Bristol-Myers Squibb Company; Hoechst Pharmaceuticals Dr. Paul K. Wotton – President and CEO of Topigen Pharmaceuticals, Inc.; SkyePharma; Eurand; Penwest Pharmaceuticals Co.

Thomas J. Garrity – AdvancePCS; Eli Lilly and Company Jack E. Stover – Sicor, Gynetics, B. Braun, PWC

©2005 Confidential

Accomplishments and Goals

©2005 Confidential

Recent Accomplishments

Commercially focused business model Gained listing on Amex (AIS) Filed IND for AP-1034 oxybutynin gel

Completed formulation of AP-1081 transdermal contraceptive gel Significant commercial development progress with partner:

– Testosterone gel (Phase II complete)

– Estradiol gel (Phase III complete)

– E2/NETA (Phase II)

Added seasoned executive, James Hattersley as Vice President BD Two new, independent, industry-savvy Board members added

©2005 Confidential

2005 Goals

Complete pivotal Phase I/II for oxybutynin gel; Phase III planning Prepare to file ANDA for first Easy Tec™ product Prepare EU dossier for estradiol gel Prepare EU dossier for testosterone gel Target quality, complementary product or technology New major business development deals validating business Expand Lilly development program Relaunch current sales and marketing campaign for Vision® Manage net burn rate to reasonable rate

©2005 Confidential

Antares Summary

“Innovating Specialty Pharma”

Positioned in a novel and growing “lifestyle products” sector Growth potential in large commercial markets

Established global partners - Lily, Solvay, BioSante, Ferring and JCR

Internal pipeline of products being developed in specialty pharma niches Sizeable near-term opportunities in oxybutynin ATD™ gel and first Easy Tec™ ODT product Formulated first contraceptive gel Experienced and dynamic management team and Board Sufficiently capitalized, no debt, clean B/S

©2005 Confidential

Thank You

Innovating Specialty Pharma